UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 24, 2018

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)
NextEra Energy, Inc. (Company) held its 2018 Annual Meeting of Shareholders (2018 Annual Meeting) on May 24, 2018. At the 2018 Annual Meeting, the Company's shareholders approved three proposals and did not approve two shareholder proposals. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A for the 2018 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on April 6, 2018.

(b)	The final voting results with respect to each proposal voted upon at the 2018 Annual Meeting are set forth below.

Proposal 1

The Company's shareholders elected each of the twelve nominees to the Company's Board of Directors (Board) for a one-year term by a majority of the votes cast, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Sherry S. Barrat	353,360,126	96.0%	14,753,681	3,052,026	56,314,328
James L. Camaren	358,805,308	97.0%	11,123,043	1,237,482	56,314,328
Kenneth B. Dunn	367,934,707	99.5%	1,975,058	1,256,068	56,314,328
Naren K. Gursahaney	367,599,528	99.4%	2,336,212	1,230,093	56,314,328
Kirk S. Hachigian	333,114,895	90.1%	36,804,729	1,246,209	56,314,328
Toni Jennings	364,138,549	98.4%	5,870,146	1,157,138	56,314,328
Amy B. Lane	366,618,905	99.1%	3,409,313	1,137,615	56,314,328
James L. Robo	339,078,750	92.0%	29,315,742	2,771,341	56,314,328
Rudy E. Schupp	360,978,597	97.6%	8,925,198	1,262,038	56,314,328
John L. Skolds	368,000,729	99.5%	1,908,073	1,257,031	56,314,328
William H. Swanson	367,260,552	99.3%	2,666,875	1,238,406	56,314,328
Hansel E. Tookes, II	362,476,161	98.0%	7,457,416	1,232,256	56,314,328

Proposal 2

The Company's shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2018, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
413,901,717	97.1%	12,416,299	1,162,145	—

Proposal 3

The Company's shareholders approved, by non-binding advisory vote, the Company's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
351,133,563	95.2%	17,570,031	2,462,239	56,314,328

Proposal 4

The Company's shareholders did not approve a non-binding shareholder proposal requesting the Board to permit shareholder action by written consent, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
157,275,721	42.7%	210,650,804	3,239,308	56,314,328

Proposal 5

The Company's shareholders did not approve a non-binding shareholder proposal requesting a semiannual report disclosing political contribution policies and expenditures, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
156,880,710	43.2%	205,933,289	8,351,834	56,314,328

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

At a May 24, 2018 meeting of the Board, the independent members of the Board appointed independent Director Rudy E. Schupp as Lead Director, to serve until the Company’s 2020 annual meeting of shareholders. Mr. Schupp’s appointment commenced on May 24, 2018 concurrently with the end of Director Sherry S. Barrat’s service as Lead Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NextEra Energy, Inc.
(Registrant)

Date:  May 30, 2018

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel

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